UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 13, 2013

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On May 13, 2013 Overstock.com, Inc. (the “Company”) entered into an Industrial Net Lease, dated May 1, 2013 (“Lease”) with Landmark 4, LLC (“Landmark”).  Landmark is an affiliate of the entity from which the Company previously leased the Warehouse.  The Lease is for an approximately 687,000 square foot warehouse facility that the Company has leased since September of 2008, located at 1862 South 4800 West, Salt Lake City, Utah (“Warehouse”).  The Lease extends the term of occupancy to August 31, 2026, and specifies rent, exclusive of common area maintenance fees, at variable rates over the course of the Lease term. From May 1, 2013 through August 31, 2013, the Company will pay no rent, but only $27,428 per month, representing monthly amortization of certain tenant improvement costs incurred under the first amendment to the Company’s previous lease of the Warehouse.  From September 1, 2013 through August 31, 2026 the base monthly rent of the lease will vary from $284,980 per month, to $376,677 per month for the last 18 months of the lease.  The Lease contemplates that the Company may refurbish a certain portion of the facility through reasonable tenant improvements for additional corporate office space within the Warehouse.  Under the Lease the Company has three (3) options to renew for five (5) years each.

Reference is hereby made to the terms of the Lease, a copy of which is filed herewith as Exhibit 10.1, for additional information regarding the terms of the Lease.

Item 9.01                                       Financial Statements and Exhibits

(d)	Exhibits.	10.1	Industrial Net Lease dated May 1, 2013

Certain statements contained in this Form 8-K are “forward-looking statements,” including, without limitation, statements regarding the Company’s refurbishment of a portion of the warehouse space for additional office space in the leased premises. There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, and our Form 10-Q for the quarter ended March 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Robert P. Hughes
Robert P. Hughes
Senior Vice President, Finance and Risk Management
Date: May 17, 2013